Exhibit 99.1

HOUREN-GEIJU KABUSHIKIKAISHA

FINANCIAL STATEMENTS

FOR THE PERIOD FROM OCTOBER 25, 2024 (THE “DATE OF INCORPORATION”) TO

DECEMBER 31, 2024, AND FOR THE NINE MONTHS PERIOD ENDED SEPTEMBER 30, 2025

HOUREN-GEIJU KABUSHIKIKAISHA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
HOUREN-GEIJU KABUSHIKIKAISHA

Opinion on the Financial Statements

We have audited the accompanying balance sheets of HOUREN-GEIJU KABUSHIKIKAISHA (the Company) as of December 31, 2024, and the related statements of comprehensive loss, shareholder’s deficit, and cash flows for period from October 25, 2024 (the “Date of incorporation”) to December 31, 2024, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024, and the results of its operations and its cash flows in the period from October 25, 2024 to December 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ WWC, P.C.

WWC, P.C.

Certified Public Accountants

PCAOB ID No.1171

We have served as the Company’s auditor since 2025

San Mateo, California

December 19, 2025

HOUREN-GEIJU KABUSHIKIKAISHA

BALANCE SHEET

AS OF DECEMBER 31, 2024

(Amounts expressed in US$, except for share, unless otherwise stated)

As of December 31,
2024
US$
ASSETS
Current assets:
Prepayment	18,549
Total current assets	18,549
Non-current assets:
Right-of-use assets, net	2,600
Total non-current assets	2,600
TOTAL ASSETS	21,149

LIABILITIES
Current liabilities:
Accounts payable	30,257
Other payables	1,351
Operating lease liabilities, current portion	1,462
Amounts due to related party	9,213
Income tax payables	263
Total current liabilities	42,546
Non-current liabilities:
Operating lease liabilities, non-current portion	1,138
Total non-current liabilities	1,138
TOTAL LIABILITIES	43,684

Commitments and contingencies	-

SHAREHOLDERS’ DEFICIT:
Share capital (JPY 50,000 par value, 1,000 shares authorized, 401 shares issued and outstanding as of December 31, 2024)	130,796
Subscription receivable	(130,796)
Accumulated deficit	(22,893)
Accumulated other comprehensive income	358
Total shareholder’s deficit of the Company	(22,535)
TOTAL LIABILITIES AND SHAREHOLDERS’ DEFICIT	21,149

The accompanying notes are an integral part of these financial statements.

HOUREN-GEIJU KABUSHIKIKAISHA

STATEMENT OF COMPREHENSIVE LOSS

FOR THE PERIOD FROM OCTOBER 25, 2024 TO DECEMBER 31, 2024

(Amounts expressed in US$ unless otherwise stated)

For the Period from October 25 to December 31,
2024
US$
Net revenue	-
Cost of revenue	-
Gross profit	-
Administrative expenses	(22,365)
Operating loss	(22,365)

Other expense
Financial expense	(261)
Loss before income tax	(22,626)
Income tax expense	(267)
Net loss	(22,893)
Other comprehensive income	358
Total comprehensive loss	(22,535)

The accompanying notes are an integral part of these financial statements.

HOUREN-GEIJU KABUSHIKIKAISHA

STATEMENT OF CHANGES IN SHAREHOLDERS’ DEFICIT

FOR THE PERIOD FROM OCTOBER 25, 2024 TO DECEMBER 31, 2024

(Amounts expressed in US$, except for share, unless otherwise stated)

	Share Capital		Subscription	Accumulated	Accumulated other comprehensive	Total shareholders’
	Number of		receivable	deficit	income	deficit
	Shares	Amount	Amount	Amount	Amount	Amount
		US$	US$	US$	US$	US$
Balance as of October 25, 2024	401	130,796	(130,796)	-	-	-
Net loss	-	-	-	(22,893)	-	(22,893)
Foreign currency translation adjustment	-	-	-	-	358	358
Balance as of December 31, 2024	401	130,796	(130,796)	(22,893)	358	(22,535)

The accompanying notes are an integral part of these financial statements.

HOUREN-GEIJU KABUSHIKIKAISHA

STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM OCTOBER 25, 2024 TO DECEMBER 31, 2024

(Amounts expressed in US$, except for share, unless otherwise stated)

For the Period from October 25 to December 31,
2024
US$
Cash flows from operating activities:
Net loss	(22,893)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of right-of-use assets	362
Changes in operating assets and liabilities:
Prepayment	(18,844)
Right-of-use assets, net	(3,003)
Amounts due to related party	9,359
Accounts payable	30,739
Other payables	1,372
Lease liabilities	2,641
Income tax payables	267
Net cash used in operating activities	-

Cash flows from investing activities:
Net cash used in investing activities	-

Cash flows from financing activities:
Net cash used in financing activities	-

Effect of exchange rate changes on cash	-

Net increase in cash	-
Cash, beginning on October 25, 2024	-
Cash, end on December 31, 2024	-

Supplemental cash flow information:
Right-of-use assets obtained in exchange for operating lease liabilities	2,998

The accompanying notes are an integral part of these financial statements.

HOUREN-GEIJU KABUSHIKIKAISHA

NOTES TO THE FINANCIAL STATEMENTS

(Amounts expressed in US$, except for share, unless otherwise stated)

1. ORGANIZATION AND NATURE OF OPERATIONS

(a) Principal Activities and Organization

HOUREN-GEIJU KABUSHIKIKAISHA (the “Company”) was incorporated in Kyoto, Japan, as an exempted company primarily engaged in the authentication of antiques and classical artworks with limited liability on October 25, 2024 (the “Date of incorporation”).

(b) Going Concern

The Company’s financial statements have been prepared on a going concern basis.

As of December 31, 2024, the Company has operational losses since inception, which have resulted in an accumulated deficit of $22,893. However, the company managed to turn losses into profits during 2025 which could be found in Unaudited Interim Condensed Balance Sheet as of September 30, 2025. Therefore, the Company’s ability to continue as a going concern is largely dependent on the successful implementation of management’s business plan to mitigate these adverse conditions, which includes growing the Company’s revenue by authentication services which the company is expected to increase its revenue, maintaining a reasonable working capital turnover rate by managing collection of receivables and settlement of payables, and raising funds from banks under available credit quotas and other sources when needed. Management has prepared a cash flows forecast covering the twelve months from the date of issuance of the financial statements after giving consideration to its business plan as noted above and the evaluation of the probability of the successful implementation of such business plan. Management has concluded it is probable that the business plan will be effectively implemented, and the Company’s available cash, cash generated from operating activities and funds from available credit quotas and other sources will be sufficient to support its continuous operations and necessary capital expenditures, and to meet its payment obligations when liabilities fall due within the twelve months from the date of issuance of the financial statements.

2. SUMMARY OF PRINCIPAL ACCOUNTING POLICIES

(a) Basis of presentation

The accompanying financial statements of the Company have been prepared in accordance with the accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(b) Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the balance sheet dates and the reported amounts of expenses during the reporting periods. Significant estimates and assumptions reflected in the Company’s financial statements include, but are not limited to, the useful lives of operating lease right-of-use assets and deferred taxes. On an ongoing basis, management reviews these estimates based on information that is currently available. Changes in facts and circumstances may cause the Company to revise its estimates. Actual results could materially differ from those estimates.

HOUREN-GEIJU KABUSHIKIKAISHA

NOTES TO THE FINANCIAL STATEMENTS

(Amounts expressed in US$, except for share, unless otherwise stated)

(c) Functional currency and foreign currency translation

The Company uses United States Dollar (“US$”) as its reporting currency. The Japanese Yen (“JPY”) is the functional currency of the Company.

Transactions denominated in other than the functional currencies are translated into the functional currency of the entity at the exchange rates prevailing on the transaction dates. Assets and liabilities denominated in other than the functional currencies are translated at the balance sheet date exchange rate. The resulting exchange differences are recorded in the statements of comprehensive loss as a component of other expense.

The financial statements of the Company are translated from the functional currency to the reporting currency, US$. Assets and liabilities of the subsidiaries are translated into US$ using the exchange rate in effect at the balance sheet date. Income and expenses are translated at the average exchange rates prevailing during the period from October 25, 2024 to December 31, 2024. Foreign currency translation adjustments arising from these are reflected in the accumulated other comprehensive income.

(d) Other comprehensive income

Comprehensive income is defined as the changes in equity of the Company during a period from transactions and other events and circumstances excluding transactions resulting from investments by shareholders and distributions to shareholders. Accumulated other comprehensive income of the Company includes foreign currency translation adjustments.

(e) Income tax

The Company accounts for current income taxes in accordance with the laws of the relevant tax authorities. Deferred income taxes are recognized when temporary differences exist between the tax bases of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period including the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company evaluates its uncertain tax positions using the provisions of ASC 740-10, Income Taxes, which prescribes a recognition threshold that a tax position is required to meet before being recognized in financial statements. The Company recognizes in the financial statements the benefit of a tax position which is ‘‘more likely than not’’ to be sustained under examination based solely on the technical merits of the position, assuming a review by tax authorities having all relevant information. Tax positions that meet the recognition threshold are measured using a cumulative probability approach, at the largest amount of tax benefit that has a greater than fifty percent likelihood of being realized upon settlement. It is the Company’s policy to recognize interest and penalties related to unrecognized tax benefits, if any, as a component of income tax expense. No significant penalties or interest relating to income taxes were incurred during the period from October 25, 2024 to December 31, 2024. The Company does not believe there was any uncertain tax provisions as of December 31, 2024.

(f) Leases

Leases are classified at the inception date as either a capital lease or an operating lease. The Company assesses a lease to be a capital lease if any of the following conditions exists: a) ownership is transferred to the lessee by the end of the lease term, b) there is a bargain purchase option, c) the lease term is at least 75% of the property’s estimated remaining economic life or d) the present value of the minimum lease payments at the beginning of the lease term is 90% or more of the fair value of the leased property to the lessor at the inception date. A capital lease is accounted for as if there was an acquisition of an asset and an incurrence of an obligation at the inception of the lease. The Company had no capital leases for the period from October 25, 2024 to December 31, 2024.

HOUREN-GEIJU KABUSHIKIKAISHA

NOTES TO THE FINANCIAL STATEMENTS

(Amounts expressed in US$, except for share, unless otherwise stated)

All other leases are accounted for as operating leases wherein rental payments are expensed as incurred. Payments made under operating leases, net of any incentives received by the Company from the lessor, are charged to the statements of comprehensive loss on a straight-line basis over the lease periods. For the period from October 25, 2024 to December 31, 2024, operating lease expenses recorded in the statements of comprehensive loss amounted to US$392.

(g) Recent accounting pronouncements

In November 2023, the FASB issued ASU 2023-07. The amendments improve reportable segment disclosure requirements. Main provisions include: (1) significant segment expenses-public entities are required to disclose significant segment expenses by reportable segment if they are regularly provided to the CODM and included in each reported measure of segment profit or loss; (2) other segment items-public entities are required to disclose other segment items by reportable segment. Such a disclosure would constitute the difference between reported segment revenues less the significant segment expenses (disclosed) less reported segment profit or loss; (3) multiple measures of a segment’s profit or loss public entities may disclose more than one measure of segment profit or loss used by the CODM, provided that at least one of the reported measures includes the segment profit or loss measure that is most consistent with GAAP measurement principles: (4) CODM-related disclosures-disclosure of the CODM’s title and position is required on an annual basis, as well as an explanation of how the CODM uses the reponed measures and other disclosures. (5) entities with single reportable segment-public entities must apply all of the ASU’s disclosure requirements, as well as all existing segment disclosure and reconciliation requirements in ASC 280: (6) recasting of prior-period segment information to conform to current-period segment information-recasting is required if segment information regularly provided to the CODM is changed in a manner that causes the identification of significant segment expenses to change. The amendments in ASU 2023-07 are effective for all public entities for fiscal years beginning after December 15, 2023. Early adoption is permitted. A public entity should apply the amendments in this update retrospectively to all prior periods presented in the financial statements. The Company adopted the new guidance on its financial statement, and did not have a material impact to the Company’s financial statements.

In December 2023. the FASB issued ASU 2023-09. which is an update to Topic 740, Income Taxes. The amendments in this update related to the rate reconciliation and income taxes paid disclosures improve the transparency of income tax disclosures by requiring (l) consistent categories and greater disaggregation of information in the rate reconciliation and (2) income taxes paid disaggregated by jurisdiction. The amendments allow investors to better assess, in their capital allocation decisions, how an entity’s worldwide operations and related tax risks and tax planning and operational opportunities affect its income tax rate and prospects for future cash flows. The other amendments in this Update improve the effectiveness and comparability of disclosures by (1) adding disclosures of pretax income (or loss) and income tax expense(or benefit) to be consistent with U.S. Securities and Exchange Commission (SEC) Regulation S-X 210.4-08(h), Rules of General Application-General Notes to Financial Statements: Income Tax Expense, and (2) removing disclosures that no longer are considered cost beneficial or relevant. For public business entities, the amendments in this Update are effective for annual periods beginning after December 15, 2024. For entities other than public business entities, the amendments are effective for annual periods beginning after December 15, 2025. Early adoption is permitted for annual financial statements that have not yet been issued or made available for issuance. The amendments in this Update should be applied on a prospective basis. Retrospective application is permitted. The Company is in the process of evaluating the impact of the new guidance on its financial statement and expects to adopt them for the year ending December 31, 2025.

In November 2024, the FASB issued ASU 2024-03, Income Statement-Reporting Comprehensive Income-Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of income statement expenses, which requires disclosures about specific types of expenses included in the expense captions presented on the face of the income statement as well as disclosures about selling expenses. The new standard is effective for fiscal years beginning after December 15, 2026, and interim periods within fiscal years beginning after December 15, 2027. Early adoption is permitted. The Company is currently evaluating the impact of this new standard on its financial statements.

The Company does not believe other recently issued but not yet effective accounting standards, if currently adopted, would have a material effect on the Company’s balance sheets, statements of operations and statements of cash flows.

HOUREN-GEIJU KABUSHIKIKAISHA

NOTES TO THE FINANCIAL STATEMENTS

(Amounts expressed in US$, except for share, unless otherwise stated)

3. PREPAYMENT

Prepayment consisted of the following:

As of December 31,
2024
US$
Prepayment for Alibaba Cloud Services	18,549
Prepayment	18,549

4. OTHER PAYABLES

Other payables consisted of the following:

As of December 31,
2024
US$
Salary and welfare payables	965
Outstanding rent payables	386
Other payables	1,351

5. LEASE

US GAAP requires that the Company’s lease be evaluated and classified as operating or capital lease for financial reporting purposes. The classification evaluation begins at the commencement date and the lease term used in the evaluation includes the non-cancellable period for which the Company has the right to use the underlying asset.

The Company’s operating lease primarily represents office. The operating lease is for term 2 years, although terms and conditions can vary from lease to lease. The Company has assessed the specific terms and conditions of the operating lease to determine the amount of the lease payments and the length of the lease terms. The lease agreement generally does not contain options to extend or terminate the lease. None of the amounts disclosed below for the lease contains variable payments, residual value guarantees or options that were recognized as part of the right-of-use asset and lease liabilities. As the Company’s lease did not provide an implicit discount rate, the Company adopted the two years loan prime rate of the Mitsui Bank as an incremental long-term borrowing rate based on the information available at commencement date in determining the present value of lease payments.

The balances for the operating leases where the Company is the lessee are presented as follows:

As of December 31,
2024
US$
Operating leases:
Operating lease liabilities-current	1,462
Operating lease liabilities-non-current	1,138
Total operating lease liabilities	2,600
Operating lease right-of-use assets, net	2,600

HOUREN-GEIJU KABUSHIKIKAISHA

NOTES TO THE FINANCIAL STATEMENTS

(Amounts expressed in US$, except for share, unless otherwise stated)

(a)	The components of lease expenses were as follows:

For the Period from October 25 to December 31,
2024
US$
Lease expenses:
Amortization of right-of-use assets	362
Interest of lease liabilities	30
Total lease expenses	392

(b)	Supplemental balance sheet information related to leases was as follows:

Operating leases:	As of December 31,
2024
US$
Weighted-average remaining lease term	1.75 years
Weighted-average discount rate	4.20%

(c)	Maturities of lease liabilities were as follows:

Operating leases：	As of December 31,
2024
US$
Year ended December 31,
2025	1,544
2026	1,158
Total undiscounted lease payments	2,702
Less: imputed interest	(102)
Total operating lease liabilities	2,600

6. TAXATION

Japan

The Company is in Japan and is subject to Japanese national and local income taxes, and enterprise tax. During the period from October 25, 2024 to December 31, 2024, all taxable income of the Company was generated in Japan. As a result of its business activities, the Company files tax returns that are subject to examination by the local tax authority. Income taxes in Japan applicable to the Company are imposed by the national, prefectural, and municipal governments.

HOUREN-GEIJU KABUSHIKIKAISHA

NOTES TO THE FINANCIAL STATEMENTS

(Amounts expressed in US$, except for share, unless otherwise stated)

For the period from October 25, 2024 to December 31, 2024, the Company’s income tax expense was as follows:

For the Period from October 25 to December 31,
2024
US$
Current tax expense	267
Income tax expense	267

Reconciliation between the statutory and effective tax expenses is as follows:

For the Period from October 25 to December 31,
2024
US$
Loss before income tax expense	(22,626)
Income tax benefits at Japanese statutory tax rate	(5,523)
Valuation allowance	5,790
Income tax expense	267

Deferred tax assets

Deferred taxes were measured using the enacted tax rates for the periods in which the temporary differences are expected to be reversed. The tax effects of temporary differences that give rise to the deferred tax balances as of December 31, 2024, are as follows:

As of December 31,
2024
US$
Deferred tax assets:
Net operating loss carry forward	5,790
Less: valuation allowance	(5,790)
Total deferred tax assets, net	-

Movement of the valuation allowance is as follows:

For the Period from October 25 to December 31,
2024
US$
Balance as of October 25, 2024	-
Addition	5,790
Balance as of December 31, 2024	5,790

HOUREN-GEIJU KABUSHIKIKAISHA

NOTES TO THE FINANCIAL STATEMENTS

(Amounts expressed in US$, except for share, unless otherwise stated)

A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion or all of the deferred tax assets will not be realized in the foreseeable future. In making such determination, the Company evaluates a variety of positive and negative factors including the Company’s operating history, accumulated deficit, the existence of taxable temporary differences and reversal periods.

The Company has incurred net accumulated operating losses for income tax purposes since its inception. The Company believes that it is more likely than not that these net accumulated operating losses will not be utilized in the foreseeable future. Therefore, the Company has provided full valuation allowances for the deferred tax assets as of December 31, 2024.

The Company evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. As of December 31, 2024, the Company did not have any significant unrecognized uncertain tax positions.

7. RELATED PARTY TRANSACTIONS

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operational decisions. Parties are also considered to be related if they are subject to common control. Related parties may be individuals or corporate entities.

The following individual is considered to be a related party to the Company:

Name of related party	Relationship with the Company
Zhiqin Yang	Shareholder of the Company

(a) Related party balances

Amounts due to related party

Amounts due to related party consisted of the following for the period indicated：

Name of related party	Nature	As of December 31,
		2024
		US$
Zhiqin Yang	Expenses paid by Zhiqin Yang on behalf of the Company (i)	9,213
Amounts due to related party		9,213

(b) Related party transactions

The Company had the following transactions with the related party:

For the Period from October 25 to December 31,
2024
Nature	US$
Expenses paid by Zhiqin Yang on behalf of the Company(i)	9,359

(i)	This amount represents operational expenses due to third parties incurred by the Company, which were paid by Zhiqin Yang on behalf of the Company from October 25, 2024 to December 31, 2024. The Company repaid the expenses fully in April 2025.

HOUREN-GEIJU KABUSHIKIKAISHA

NOTES TO THE FINANCIAL STATEMENTS

(Amounts expressed in US$, except for share, unless otherwise stated)

8. COMMITMENTS AND CONTINGENCIES

Operating lease commitments

Future minimum payments under non-cancelable operating leases with initial terms in excess of one year could be referred to note 5

Payments under operating leases are expensed on a straight-line basis over the periods of their respective leases. The Company’s lease arrangements have no renewal options, rent escalation clauses, restrictions or contingent rents and are all executed with third parties. For the period from October 25, 2024 to December 31, 2024, total rental related expenses for all operating leases amounted to US$392.

Contingencies

The Company is currently not involved in any legal or administrative proceedings that may have a material adverse impact on the Company’s business, financial position or results of operations.

9. FINANCIAL RISKS

This note explains the Company’s exposure to financial risks and how these risks could affect the Company’s future financial performance.

Foreign currency risk

Foreign currency risk is the risk that the holding of foreign currency assets and liabilities will affect the Company’s financial position as a result of a change in foreign currency exchange rates.

The Company’s monetary assets and liabilities are mainly denominated in JPY. The main commercial transactions recognized not denominated in JPY are the prepayment in USD and accounts payable in RMB. In the opinion of the directors of the Company, the foreign currency risk is considered insignificant. The Company currently does not have a foreign currency hedging policy to eliminate the currency exposures. However, the directors monitor the related foreign currency exposure closely and will consider hedging significant foreign currency exposures should the need arise.

10. SUBSEQUENT EVENTS

On November 27, 2025, all two shareholders of the Company, Ms. Yang Zhiqin and Mr. Lin Lin, entered into a Share Purchase Agreement with FiEE, Inc., a Delaware corporation and listed on NASDAQ (NASDAQ: FIEE), to sell 100% of the outstanding equity interests of the Company for an aggregate purchase price of $500,000, and Mr. Lin Lin entered into a Technology Transfer Agreement to sell all of the assets owned by the Company for an aggregate purchase price of $3 million (collectively, the “Transactions”).

The Transaction closed on November 30, 2025.

No other subsequent event which had a material impact on the Company was identified through the date of issuance of the financial statements, which is December 19, 2025, unless as disclosed below.

HOUREN-GEIJU KABUSHIKIKAISHA

UNAUDITED INTERIM CONDENSED BALANCE SHEET

AS OF SEPTEMBER 30, 2025

(Amounts expressed in US$, except for share, unless otherwise stated)

	As of December 31,	As of September 30,
	2024	2025
	US$	US$
ASSETS
Current assets:
Cash	-	18,309
Accounts receivable, net	-	554,200
Prepayment and other current assets, net	18,549	140,912
Total current assets	18,549	713,421
Non-current assets:
Right-of-use assets, net	2,600	1,580
Property, net	-	1,237
Total non-current assets	2,600	2,817
TOTAL ASSETS	21,149	716,238

LIABILITIES
Current liabilities:
Accounts payable	30,257	105,087
Accruals and other payables	1,351	4,202
Operating lease liabilities, current portion	1,462	1,580
Amounts due to related party	9,213	-
Income tax payables	263	136,762
Total current liabilities	42,546	247,631
Non-current liabilities:
Operating lease liabilities, non-current portion	1,138	-
Total non-current liabilities	1,138	-
TOTAL LIABILITIES	43,684	247,631

Commitments and contingencies	-	-

SHAREHOLDERS’ (DEFICIT)/EQUITY:
Share Capital (JPY 50,000 par value, 1,000 shares authorized,401 shares issued and outstanding as of December 31, 2024, and September 30, 2025, respectively)	130,796	130,796
Subscription receivable	(130,796)	-
(Accumulated deficits)/Retained earnings	(22,893)	337,306
Accumulated other comprehensive income	358	505
Total shareholders’ (deficit)/equity	(22,535)	468,607
TOTAL LIABILITIES AND SHAREHOLDERS’ (DEFICIT)/EQUITY	21,149	716,238

The accompanying notes are an integral part of these financial statements.

HOUREN-GEIJU KABUSHIKIKAISHA

UNAUDITED INTERIM CONDENSED STATEMENT OF COMPREHENSIVE INCOME

FOR THE NINE MONTHS PERIOD ENDED SEPTEMBER 30, 2025

(Amounts expressed in US$ unless otherwise stated)

For the Nine Months Period Ended September 30,
2025
US$
Net revenue	560,322
Cost of revenue	(48,384)
Gross profit	511,938
Administrative expenses	(6,497)
Selling expenses	(6,627)
Operating income	498,814

Other expense
Financial expense	(968)
Income before income tax	497,846
Income tax expense	(137,647)
Net income	360,199
Other comprehensive income	147
Total comprehensive income	360,346

The accompanying notes are an integral part of these financial statements.

HOUREN-GEIJU KABUSHIKIKAISHA

UNAUDITED INTERIM CONDENSED STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY

FOR THE NINE MONTHS PERIOD ENDED SEPTEMBER 30, 2025

(Amounts expressed in US$, except for share, unless otherwise stated)

	Share Capital		Subscription	(Accumulated deficit)/Retained	Accumulated other comprehensive	Total shareholders’
	Number of		receivable	earnings	income	(deficit)/equity
	Shares	Amount	Amount	Amount	Amount	Amount
		US$	US$	US$	US$	US$
Balance as of October 25, 2024	401	130,796	(130,796)	-	-	-
Net loss	-	-	-	(22,893)	-	(22,893)
Foreign currency translation adjustment	-	-	-	-	358	358
Balance as of December 31, 2024	401	130,796	(130,796)	(22,893)	358	(22,535)
Net income	-	-	-	360,199	-	360,199
Proceeds from subscription receivable	-	-	130,796	-	-	130,796
Foreign currency translation adjustment	-	-	-	-	147	147
Unaudited balance as of September 30, 2025	401	130,796	-	337,306	505	468,607

The accompanying notes are an integral part of these financial statements.

HOUREN-GEIJU KABUSHIKIKAISHA

UNAUDITED INTERIM CONDENSED STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS PERIOD ENDED SEPTEMBER 30, 2025

(Amounts expressed in US$, except for share, unless otherwise stated)

For the Nine Months Period Ended September 30,
2025
US$
Cash flows from operating activities:
Net income	360,199
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation of property	164
Amortization of right-of-use assets	1,152
Changes in operating assets and liabilities:
Accounts receivable, net	(558,911)
Prepayment and other current assets, net	(122,520)
Amounts due to related party	(9,730)
Accounts payable	74,024
Accruals and other payables	2,811
Income tax payables	137,647
Lease liabilities	(1,152)
Net cash used in operating activities	(116,316)

Cash flows from investing activities:
Purchase of property	(1,405)
Net cash used in investing activities:	(1,405)

Cash flows from financing activities:
Proceeds from subscription receivable	130,796
Net cash provided by financing activities:	130,796

Effect of exchange rate changes on cash	5,234

Net increase in cash	18,309
Cash, beginning on December 31, 2024	-
Cash, end on September 30, 2025	18,309

The accompanying notes are an integral part of these financial statements.

HOUREN-GEIJU KABUSHIKIKAISHA

NOTES TO UNAUDITED INTERIM CONDENSED FINANCIAL STATEMENTS

(Amounts expressed in US$, except for share, unless otherwise stated)

1. ORGANIZATION AND NATURE OF OPERATIONS

(a) Principal Activities and Organization

HOUREN-GEIJU KABUSHIKIKAISHA (the “Company”) was incorporated in Kyoto, Japan, as an exempted company primarily engaged in the authentication of antiques and classical artworks with limited liability on October 25, 2024 (the “Date of incorporation”).

2. SUMMARY OF PRINCIPAL ACCOUNTING POLICIES

(a) Basis of presentation

The accompanying financial statements of the Company have been prepared in accordance with the accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(b) Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the balance sheet dates and the reported amounts of expenses during the reporting periods. Significant estimates and assumptions reflected in the Company’s financial statements include, but are not limited to, the useful lives of property operating lease right-of-use assets, deferred taxes and allowance for doubtful accounts. On an ongoing basis, management reviews these estimates based on information that is currently available. Changes in facts and circumstances may cause the Company to revise its estimates. Actual results could materially differ from those estimates.

(c) Functional currency and foreign currency translation

The Company uses United States Dollar (“US$”) as its reporting currency. The Japanese Yen (“JPY”) is the functional currency of the Company.

Transactions denominated in other than the functional currencies are translated into the functional currency of the entity at the exchange rates prevailing on the transaction dates. Assets and liabilities denominated in other than the functional currencies are translated at the balance sheet date exchange rate. The resulting exchange differences are recorded in the statements of comprehensive income as a component of other expense.

The financial statements of the Company are translated from the functional currency to the reporting currency, US$. Assets and liabilities of the subsidiaries are translated into US$ using the exchange rate in effect at the balance sheet date. Income and expenses are translated at the average exchange rates prevailing during the nine months period of September 30, 2025. Foreign currency translation adjustments arising from these are reflected in the accumulated other comprehensive income.

(d) Cash

Cash represents cash on hand and deposits placed within banks.

(e) Accounts receivable, net

Accounts receivable, net includes trade accounts due from customers. Management reviews its receivables on a regular basis to determine if the allowance for expected credit losses is adequate, and makes allowance when necessary. The allowance is based on management’s best estimates of specific losses on individual customer exposures, historical collection trends, augmented by forward-looking expected factors derived from macroeconomic forecasts. Account balances are charged off against the allowance after all means of collection have been exhausted and the likelihood of collection is not probable.

HOUREN-GEIJU KABUSHIKIKAISHA

NOTES TO UNAUDITED INTERIM CONDENSED FINANCIAL STATEMENTS

(Amounts expressed in US$, except for share, unless otherwise stated)

(f) Allowance for expected credit losses

In 2016, the FASB issued ASU No. 2016-13, “Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments” (“ASC Topic 326”), which amends previously issued guidance regarding the impairment of financial instruments by creating an impairment model that is based on expected losses rather than incurred losses.

The Company’s accounts receivable and other current assets are within the scope of ASC Topic 326. The allowance is management’s estimate of expected credit losses on receivables. The Company estimated the allowance by segmenting receivables into groups based on certain credit risk characteristics, including geographic region and industry.

The Company determined an expected loss rate for each group based on the historical credit loss experience, current and future economic conditions, and lifetime for debt recovery. As the Company’s major clients maintain long-term relationships with strong repayment willingness and are all within the Company’s credit period. There was nil provision for expected credit losses as of September 30, 2025.

(g) Property, net

Property is stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the asset as follows:

Category	Estimated Useful Life
Office equipment	3 years

The gain or loss on disposal of property, if any, is the difference between the net sales proceeds and the carrying amount of the disposed assets and is recognized in the statement of comprehensive income upon disposal.

(h) Revenue recognition

The Company recognizes revenues in accordance with ASC 606, “Revenue from Contracts with Customers” (“ASC 606”). The Company recognizes revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those goods or services.

Under ASC 606, the Company determined revenue recognition through the following steps:

Step l: Identify the contract(s) with a customer.

Step 2: Identify the performance obligations in the contract.

Step 3: Determine the transaction price.

Step 4: Allocate the transaction price to the performance obligations in the contract.

Step 5: Recognize revenue when (or as) the entity satisfies a performance obligation.

The Company primary source of revenue is the authentication of artwork. Service is provided under fixed-price contracts with no variable consideration and typically exclude post-delivery support. Contracts are generally non-refundable and non-cancellable and become binding upon execution. The contract stipulates that the service period is typically within 30 days. The Company’s performance obligations are considered completed when the artwork’s authentication report is delivered electronically. Revenue is recognized when the Company satisfies its performance obligations as mentioned above (i.e. point of time).

HOUREN-GEIJU KABUSHIKIKAISHA

NOTES TO UNAUDITED INTERIM CONDENSED FINANCIAL STATEMENTS

(Amounts expressed in US$, except for share, unless otherwise stated)

(i) Income tax

The Company accounts for income taxes under the liability method. Under the liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and income tax bases of assets and liabilities and are measured using the tax income rates that will be in effect when the differences are expected to reverse. A valuation allowance is recorded if it is more likely than not that some portion or all of the deferred income tax assets will not be utilized in the foreseeable future.

The Company evaluates its uncertain tax positions using the provisions of ASC 740-10, Income Taxes, which prescribes a recognition threshold that a tax position is required to meet before being recognized in financial statements. The Company recognizes in the financial statements the benefit of a tax position which is ‘‘more likely than not’’ to be sustained under examination based solely on the technical merits of the position, assuming a review by tax authorities having all relevant information. Tax positions that meet the recognition threshold are measured using a cumulative probability approach, at the largest amount of tax benefit that has a greater than fifty percent likelihood of being realized upon settlement. It is the Company’s policy to recognize interest and penalties related to unrecognized tax benefits, if any, as a component of income tax expense.

(j) Leases

Leases are classified at the inception date as either a capital lease or an operating lease. The Company assesses a lease to be a capital lease if any of the following conditions exists: a) ownership is transferred to the lessee by the end of the lease term, b) there is a bargain purchase option, c) the lease term is at least 75% of the property’s estimated remaining economic life or d) the present value of the minimum lease payments at the beginning of the lease term is 90% or more of the fair value of the leased property to the lessor at the inception date. A capital lease is accounted for as if there was an acquisition of an asset and an incurrence of an obligation at the inception of the lease. The Company had no capital leases for the nine months period ended September 30, 2025.

All other leases are accounted for as operating leases wherein rental payments are expensed as incurred. Payments made under operating leases, net of any incentives received by the Company from the lessor, are charged to the statements of comprehensive loss on a straight-line basis over the lease periods. For the nine months period ended September 30, 2025, operating lease expenses recorded in the statements of comprehensive income amounted to US$1,222

(k) Other comprehensive income

Other comprehensive income is defined as the changes in equity of the Company during a period from transactions and other events and circumstances excluding transactions resulting from investments by shareholders and distributions to shareholders. Accumulated other comprehensive income of the Company includes foreign currency translation adjustments.

(l) Recent accounting pronouncements

In November 2023, the FASB issued ASU 2023-07. The amendments improve reportable segment disclosure requirements. Main provisions include: (1) significant segment expenses-public entities are required to disclose significant segment expenses by reportable segment if they are regularly provided to the CODM and included in each reported measure of segment profit or loss; (2) other segment items-public entities are required to disclose other segment items by reportable segment. Such a disclosure would constitute the difference between reported segment revenues less the significant segment expenses (disclosed) less reported segment profit or loss; (3) multiple measures of a segment’s profit or loss public entities may disclose more than one measure of segment profit or loss used by the CODM, provided that at least one of the reported measures includes the segment profit or loss measure that is most consistent with GAAP measurement principles: (4) CODM-related disclosures-disclosure of the CODM’s title and position is required on an annual basis, as well as an explanation of how the CODM uses the reponed measures and other disclosures. (5) entities with single reportable segment-public entities must apply all of the ASU’s disclosure requirements, as well as all existing segment disclosure and reconciliation requirements in ASC 280: (6) recasting of prior-period segment information to conform to current-period segment information-recasting is required if segment information regularly provided to the CODM is changed in a manner that causes the identification of significant segment expenses to change. The amendments in ASU 2023-07 are effective for all public entities for fiscal years beginning after December 15, 2023. Early adoption is permitted. A public entity should apply the amendments in this update retrospectively to all prior periods presented in the financial statements. The Company adopted the new guidance on its financial statement, and did not have a material impact to the Company’s financial statements.

HOUREN-GEIJU KABUSHIKIKAISHA

NOTES TO UNAUDITED INTERIM CONDENSED FINANCIAL STATEMENTS

(Amounts expressed in US$, except for share, unless otherwise stated)

In December 2023. the FASB issued ASU 2023-09. which is an update to Topic 740, Income Taxes. The amendments in this update related to the rate reconciliation and income taxes paid disclosures improve the transparency of income tax disclosures by requiring (l) consistent categories and greater disaggregation of information in the rate reconciliation and (2) income taxes paid disaggregated by jurisdiction. The amendments allow investors to better assess, in their capital allocation decisions, how an entity’s worldwide operations and related tax risks and tax planning and operational opportunities affect its income tax rate and prospects for future cash flows. The other amendments in this Update improve the effectiveness and comparability of disclosures by (1) adding disclosures of pretax income (or loss) and income tax expense(or benefit) to be consistent with U.S. Securities and Exchange Commission (SEC) Regulation S-X 210.4-08(h), Rules of General Application-General Notes to Financial Statements: Income Tax Expense, and (2) removing disclosures that no longer are considered cost beneficial or relevant. For public business entities, the amendments in this Update are effective for annual periods beginning after December 15, 2024. For entities other than public business entities, the amendments are effective for annual periods beginning after December 15, 2025. Early adoption is permitted for annual financial statements that have not yet been issued or made available for issuance. The amendments in this Update should be applied on a prospective basis. Retrospective application is permitted. The Company is in the process of evaluating the impact of the new guidance on its financial statement and expects to adopt them for the year ending December 31, 2025.

In November 2024, the FASB issued ASU 2024-03, Income Statement-Reporting Comprehensive Income-Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of income statement expenses, which requires disclosures about specific types of expenses included in the expense captions presented on the face of the income statement as well as disclosures about selling expenses. The new standard is effective for fiscal years beginning after December 15, 2026, and interim periods within fiscal years beginning after December 15, 2027. Early adoption is permitted. The Company is currently evaluating the impact of this new standard on its financial statements.

The Company does not believe other recently issued but not yet effective accounting standards, if currently adopted, would have a material effect on the Company’s balance sheets, statements of operations and statements of cash flows.

3. ACCOUNTS RECEIVABLE, NET

Accounts receivable, net consisted of the following:

	As of December 31,	As of September 30,
	2024	2025
	US$	US$
Accounts receivable	-	554,200
Accounts receivable, net	-	554,200

4. PREPAYMENT AND OTHER CURRENT ASSETS, NET

Prepayment and other current assets, net consisted of the following:

	As of December 31,	As of September 30,
	2024	2025
	US$	US$
Advances on Behalf(i)	-	97,018
Prepayment for Alibaba Cloud Services	18,549	43,831
Deductible Consumption Tax	-	63
Prepayment and other current assets, net	18,549	140,912

(i)	In March 2025, the Company made advance payments on behalf of the third parties for expenses of US$97,018, which is expected to be repaid by March 2026.

HOUREN-GEIJU KABUSHIKIKAISHA

NOTES TO UNAUDITED INTERIM CONDENSED FINANCIAL STATEMENTS

(Amounts expressed in US$, except for share, unless otherwise stated)

5. ACCRUALS AND OTHER PAYABLES

Accruals and other payables consist of the following:

	As of December 31,	As of September 30,
	2024	2025
	US$	US$
Salary and welfare payables	965	4,041
Outstanding rent payables	386	135
Accrued operational expenses	-	23
Others	-	3
Accruals and other payables	1,351	4,202

6. LEASE

US GAAP requires that the Company’s lease be evaluated and classified as operating or capital lease for financial reporting purposes. The classification evaluation begins at the commencement date and the lease term used in the evaluation includes the non-cancellable period for which the Company has the right to use the underlying asset.

The Company’s operating lease primarily represents office. The operating lease is for term 2 years, although terms and conditions can vary from lease to lease. The Company has assessed the specific terms and conditions of the operating lease to determine the amount of the lease payments and the length of the lease terms. The lease agreement generally does not contain options to extend or terminate the lease. None of the amounts disclosed below for the lease contains variable payments, residual value guarantees or options that were recognized as part of the right-of-use asset and lease liabilities. As the Company’s lease did not provide an implicit discount rate, the Company adopted the two years loan prime rate of the Mitsui Bank as an incremental long-term borrowing rate based on the information available at commencement date in determining the present value of lease payments.

The balances for the operating leases where the Company is the lessee are presented as follows:

	As of December 31,	As of September 30,
	2024	2025
	US$	US$
Operating leases:
Operating lease liabilities-current	1,462	1,580
Operating lease liabilities-non-current	1,138	-
Total operating lease liabilities	2,600	1,580
Operating lease right-of-use assets, net	2,600	1,580

HOUREN-GEIJU KABUSHIKIKAISHA

NOTES TO UNAUDITED INTERIM CONDENSED FINANCIAL STATEMENTS

(Amounts expressed in US$, except for share, unless otherwise stated)

(a)	The components of lease expenses were as follows:

For the Nine Months Period Ended September 30,
2025
US$
Lease expenses:
Amortization of right-of-use assets	1,152
Interest of lease liabilities	70
Total lease expenses	1,222

(b)	Supplemental balance sheet information related to leases was as follows:

Operating leases:	As of September 30,
2025
US$
Weighted-average remaining lease term	1 years
Weighted-average discount rate	4.20%

(c)	Maturities of lease liabilities were as follows:

Operating leases:	As of September 30,
2025
US$
Year ended September 30, 2026	1,616
Total undiscounted lease payments	1,616
Less: imputed interest	(36)
Total operating lease liabilities	1,580

HOUREN-GEIJU KABUSHIKIKAISHA

NOTES TO UNAUDITED INTERIM CONDENSED FINANCIAL STATEMENTS

(Amounts expressed in US$, except for share, unless otherwise stated)

7. TAXATION

Japan

The Company is in Japan and is subject to Japanese national and local income taxes, and enterprise tax. As a result of its business activities, the Company files tax returns that are subject to examination by the local tax authority. Income taxes in Japan applicable to the Company are imposed by the national, prefectural, and municipal governments.

For the nine months period ended September 30, 2025, the Company’s income tax expense was as follows:

For the Nine Months Period Ended September 30,
2025
US$
Current tax expense	137,647
Income tax expense	137,647

Reconciliation between the statutory and effective tax expenses is as follows:

For the Nine Months Period Ended September 30,
2025
US$
Income before income tax expense	497,846
Income tax expenses at Japanese statutory tax rate	137,647
Valuation allowance	-
Income tax expense	137,647

Deferred tax assets

Deferred taxes were measured using the enacted tax rates for the periods in which the temporary differences are expected to be reversed. The tax effects of temporary differences that give rise to the deferred tax balances as of September 30, 2025 are as follows:

	As of December 31,	As of September 30,
	2024	2025
	US$	US$
Deferred tax assets:
Net operating loss carry forward	5,790	5,790
Less: valuation allowance	(5,790)	(5,790)
Total deferred tax assets, net	-	-

HOUREN-GEIJU KABUSHIKIKAISHA

NOTES TO UNAUDITED INTERIM CONDENSED FINANCIAL STATEMENTS

(Amounts expressed in US$, except for share, unless otherwise stated)

Movement of the valuation allowance is as follows:

For the Nine Months Period Ended September 30,
2025
US$
Balance as of December 31,2024	5,790
Addition	-
Balance as of September 30, 2025	5,790

A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion or all of the deferred tax assets will not be realized in the foreseeable future. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the cumulative earnings and projected future taxable income in making this assessment. Recovery of substantially all of the Company’s deferred tax assets is dependent upon the generation of future income, exclusive of reversing taxable temporary differences. The Company has provided full valuation allowances for the deferred tax assets as of September 30, 2025.

The Company evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. As of September 30, 2025, the Company did not have any significant unrecognized uncertain tax positions.

8. RELATED PARTY TRANSACTIONS

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operational decisions. Parties are also considered to be related if they are subject to common control. Related parties may be individuals or corporate entities.

The following individual is considered to be a related party to the Company:

Name of related party	Relationship with the Company
Zhiqin Yang	Shareholder of the Company

(a) Related party balances

Amounts due to related party

Amounts due to related party consisted of the following for the periods indicated：

Name of related party	Nature	As of December 31,	As of September 30,
		2024	2025
		US$	US$
Zhiqin Yang	Expenses paid by Zhiqin Yang on behalf of the Company (i)	9,213	-
Amounts due to related party		9,213	-

HOUREN-GEIJU KABUSHIKIKAISHA

NOTES TO UNAUDITED INTERIM CONDENSED FINANCIAL STATEMENTS

(Amounts expressed in US$, except for share, unless otherwise stated)

(b) Related party transactions

The Company had the following transactions with the related parties:

For the Nine Months Period Ended September 30,
2025
US$
Expenses paid by Zhiqin Yang on behalf of the Company(i)	8,530
Repayment of Expenses paid by Zhiqin Yang on behalf of the Company	18,260

(i)	This amount represents operational expenses due to the third parties incurred by the company from January to April 2025, which were paid on behalf by the shareholder. The Company repaid the expenses fully in April 2025.

Movement of Amounts due to related party is as follows:

For the Nine Months Period Ended September 30,
2025
US$
Balance as of December 31,2024	9,213
Expenses paid by Zhiqin Yang on behalf of the Company	8,530
Repayment of Expenses paid by Zhiqin Yang on behalf of the Company	(18,260)
Foreign currency translation adjustments	517
Balance as of September 30, 2025	-

9. COMMITMENTS AND CONTINGENCIES

Operating lease commitments

Future minimum payments under non-cancelable operating leases with initial terms in excess of one year could be referred to note 6

Payments under operating leases are expensed on a straight-line basis over the periods of their respective leases. The Company’s lease arrangements have no renewal options, rent escalation clauses, restrictions or contingent rents and are all executed with third parties. For the nine months ended September 30, 2025, total rental related expenses for all operating leases amounted to US$1,222.

Contingencies

The Company is currently not involved in any legal or administrative proceedings that may have a material adverse impact on the Company’s business, financial position or results of operations.

HOUREN-GEIJU KABUSHIKIKAISHA

NOTES TO UNAUDITED INTERIM CONDENSED FINANCIAL STATEMENTS

(Amounts expressed in US$, except for share, unless otherwise stated)

10. FINANCIAL RISKS

This note explains the Company’s exposure to financial risks and how these risks could affect the Company’s future financial performance.

Foreign currency risk

Foreign currency risk is the risk that the holding of foreign currency assets and liabilities will affect the Company’s financial position as a result of a change in foreign currency exchange rates.

The Company’s monetary assets and liabilities are mainly denominated in JPY. The main commercial transactions recognized not denominated in JPY are the accounts receivable and prepayment in USD, and the accounts payable in RMB. In the opinion of the directors of the Company, the foreign currency risk is considered insignificant. The Company currently does not have a foreign currency hedging policy to eliminate the currency exposures. However, the directors monitor the related foreign currency exposure closely and will consider hedging significant foreign currency exposures should the need arise.

Credit risk

Financial instruments that potentially expose the Company to the credit risk consist primarily of cash and accounts receivable.

Cash

As of September 30, 2025, all of the cash was held in financial institutions in Japan. The credit risk on liquid funds is limited because the counterparties are financial institutions with high credit ratings assigned by international credit-rating agencies. The Company is exposed to credit risk on liquid funds, which are deposited with several banks with high credit ratings.

Accounts receivable, net

The Company policy is to extend credit to customers of good credit standing. Credit risk is managed on an ongoing basis, by experienced people within the Company. The Company’s policy for the management of credit risk in relation to accounts receivable involves periodically assessing the financial reliability of customers, taking into account their financial position, past experience and other factors. The utilization of credit limits is regularly monitored. Management does not expect any significant counterparty to fail to meet its obligations. The maximum exposure to credit risk is represented by the carrying amount of each asset.

11. SUBSEQUENT EVENTS

On November 27, 2025, all two shareholders of the Company, Ms. Yang Zhiqin and Mr. Lin Lin, entered into a Share Purchase Agreement with FiEE, Inc., a Delaware corporation and listed on NASDAQ (NASDAQ: FIEE), to sell 100% of the outstanding equity interests of the Company for an aggregate purchase price of $500,000, and Mr. Lin Lin entered into a Technology Transfer Agreement to sell all of the assets owned by the Company for an aggregate purchase price of $3 million (collectively, the “Transactions”).

The Transaction closed on November 30, 2025.

No other subsequent event which had a material impact on the Company was identified through the date of issuance of the financial statements, which is December 19, 2025, unless as disclosed below.